S1 Investor
Presentation

Johann Dreyer
Chief Executive Officer

May 2007

© 2007 S1 Corporation.  All Rights Reserved

Forward Looking Statements

The statements contained in this presentation that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks.  Actual results may differ materially.  These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements.
These risks and uncertainties include, but are in no way limited to:

The possibility that the anticipated benefits from our acquisition transactions will not be fully realized;

The possibility that costs or difficulties related to our integration of acquisitions will be greater than expected;

Our dependence on the timely development, introduction and customer acceptance of new Internet services;

Rapidly changing technology and shifting demand requirements and Internet usage patterns;

Other risks and uncertainties, including the impact of competitive services, products and prices, the unsettled conditions in the Internet and other high-technology industries and the ability to attract and retain key personnel; and

Other risk factors as may be detailed from time to time in our public announcements and filings with the SEC, including the Company’s annual report on Form 10-K for the year ended December 31, 2006, and subsequent filings.

Except as required by law, S1 will not update forward-looking statements over the course of future periods.

For questions related to this information, contact John Stone, Chief Financial Officer, at
404-923-6090 or John.Stone@S1.com.

Company Overview

Provide unique solutions for financial institutions, retailers, and processors

More than 3,000 customers use our software solutions around the world

Deliver customer interaction software for financial and payment services

Applications address virtually every market segment and delivery channel

1,400 employees in North America, Europe & Middle East, Africa, and Asia-Pac

Global presence

North America –
460 Employees

Europe & Middle East -
120 Employees

India –

South Africa -
120 Employees

Asia-Pacific -
20 Employees

460 Employees

SECURITY FIRST NETWORK BANK

S1

FICS

Q UP

SDI

REGENCY SYSTEMS

POINT

MOSAIC SOFTWARE

X/Net Associates, Inc.

© 2007 S1 Corporation. All Rights Reserved

Company History

1996

1998

1999

2000

2001

2002

2004

Launched world’s first Internet bank

Sold bank to focus on technology

Acquired corporate cash management functionality
and global presence

Extended presence in community and regional
Internet banking space

Acquired branch and call center domain expertise
and customer base

Acquired voice banking functionality and customer
base

Added ATM and payments capabilities and increased
global presence

Acquired for Enterprise platform and CRM technology

Acquired lending solution

S1

FICS

POINT

S1 Enterprise

© 2007 S1 Corporation. All Rights Reserved

We are now three distinct brands

1998

1999

2000

2001

2002

2004

QUP

REGENCY
SYSTEMS

MOSAIC SOFTWARE

Postilion

© 2007 S1 Corporation. All Rights Reserved

We are now three distinct brands

1998

1999

2000

2001

2002

2004

SDI

X/Net Associates, Inc.

FSB

SOLUTIONS

© 2007 S1 Corporation. All Rights Reserved

We are now three distinct brands

1998

1999

2000

2001

2002

2004

S1 Enterprise

Postilion

FSB SOLUTIONS

© 2007 S1 Corporation. All Rights Reserved

We are now three distinct brands

Enterprise

© 2007 S1 Corporation. All Rights Reserved

Market

Model

Customers

Advantage

Solutions

Seven products

Online Solutions:

Personal Banking

Business Banking

Corporate Banking

Trade Finance

Insurance

Branch and Call Center Solutions

Teller

Sales & Service / Call Center

Model

Customers

Solutions

Advantage

Market

Targets Large Financial Institutions

Typically more than $10 Billion in assets

Worldwide

Organized in four units:

Americas

International

Insurance

Products

Model

Customers

Solutions

Advantage

Market

Products licensed on a perpetual basis

Annual maintenance 21 - 24% of license

Some historical subscription or term licenses

Pricing based on end-users or seats

Implementation services typically 50% to 200% of license

Implementations typically take 6 to 12 months

Hosting or on-premise model

Sales cycle from 6 to 18 months

Direct sales force

Model

Customers

Solutions

Advantage

Market

Integrated application on a single architecture and database

Initially approach customers with a single solution

Example: Business Banking

Then cross-sell applications based on customers’ demands

Example: Personal Banking

Model

Solutions

Advantage

Market

Customers

Bank of Tokyo Mitsubishi

Bank of America

SunTrust

State Farm

Alliance & Leicester

Marshall & IIsley

Comerica

Zions Bank

Principal Financial

TCF

M&T

Trustmark

Fifth Third

Scotia

Not a complete list but a representative sample

Postilion

© 2007 S1 Corporation. All Rights Reserved

Market

Model

Customers

Advantage

Solutions

Self-service banking in U.S.

Regency and Q-Up acquisitions & Mosaic ATM

ATM/Payments/Card management world-wide

Postilion platform from Mosaic Acquisition

Merging platforms

Model

Customers

Solutions

Advantage

Market

Targets community & regional banks in the U.S.

Typically less than $10 Billion in assets

Global approach to the payments market

Banks, retailers, processors and telcos

Organized in three units:

Americas

International

Products

Postilion

© 2007 S1 Corporation. All Rights Reserved

Model

Customers

Solutions

Advantage

Market

Self-service banking solutions in U.S. sold on a subscription basis

Approximately half these customers are hosted

Pricing based on volume

Data center includes on-line bill pay

Implementations typically 3 to 6 months

Sales cycle from 3 to 6 months

Payment solution licensed on a perpetual basis

Annual maintenance typically 18% to 21%

Pricing based on transaction volumes

Sales cycle from 6 to 12 months

Direct sales, some indirect channels internationally

Postilion

© 2007 S1 Corporation. All Rights Reserved

Model

Customers

Solutions

Advantage

Market

Merging legacy internet and voice banking onto Postilion (Mosaic) platform

Robust, open, scalable platform

Will increase cross-sale opportunities

One dashboard for banks to manage three self-service channels

One code base reduces development and maintenance costs

Voice banking introduced in 1Q07

Personal and Business Internet Banking scheduled for 2H07

Model

Solutions

Advantage

Market

Customers

Banks and Credit Unions

Retailers

Telecom Operators

Processors/ISOs

Not a complete list but a representative sample

1300+ Community Banks in USA

GE Consumer Finance – world-wide

Standard Bank - $100B

Bank Leumi - $55B

ABSA Bank - $48B

First National Bank - $40B

Israel Discount Bank - $31B

Agriculture Bank of Greece - $22B

FIBI - $15B

National Bank of Dubai

Centurian Bank of Punjab

Postilion

© 2007 S1 Corporation. All Rights Reserved

Model

Solutions

Advantage

Market

Customers

Banks and Credit Unions

Retailers

Telecom Operators

Processors/ISOs

Not a complete list but a representative sample

Canadian Tire

7 Eleven

Kinko’s

Wakefern - Shoprite

Pilot Oil (travel centers)

Marks & Spencer

Somerfield

Superdrug (AS Watson)

Postilion

© 2007 S1 Corporation. All Rights Reserved

Model

Solutions

Advantage

Market

Customers

Banks and Credit Unions

Retailers

Telecom Operators

Processors/ISOs

Not a complete list but a representative sample

Vodacom

MTN

Cell-C

Postilion

© 2007 S1 Corporation. All Rights Reserved

Model

Solutions

Advantage

Market

Customers

Banks and Credit Unions

Retailers

Telecom Operators

Processors/ISOs

Not a complete list but a representative sample

Columbus Data Services

Cardtronics

American Express

Threshold Electronics

Calypso Canada

ATM Solutions

Paypoint

Retail Decisions

Certegy

Experian

Ikano

EDS Brazil

eService

DNL

Interswitch

FSB SOLUTIONS

© 2007 S1 Corporation. All Rights Reserved

Market

Model

Customers

Advantage

Solutions

Branch and Call Center Solutions

Teller

Sales & Service / Call Center

Lending solutions

FSB SOLUTIONS

© 2007 S1 Corporation. All Rights Reserved

Model

Customers

Solutions

Advantage

Market

Targets Financial Institutions

Typically less than $10 Billion in assets

USA only

Model

Customers

Solutions

Advantage

Market

Solution licensed on a perpetual basis

Annual maintenance typically 21% to 24%

Pricing based on teller / call center seats volumes

Mostly indirect sales

FSB SOLUTIONS

© 2007 S1 Corporation. All Rights Reserved

Model

Customers

Solutions

Advantage

Market

Approximately 40,000 teller workstations

OEM relationship with Core providers

FSB SOLUTIONS

© 2007 S1 Corporation. All Rights Reserved

Model

Solutions

Advantage

Market

Customers

Resellers:

Fiserv/ITI

Fidelity/Miser

Open Solutions/Bisys

Direct Customers

M&T Bank

Synovus

TCF Bank

Compass Bank

Zions Bank

Q1 2007 vs. Q1 2006 Highlights

9% increase in revenue

$4.0 million increase in EBITDA*

Revenue $200 million - $206 million

GAAP EPS $0.25 - $0.28**

2007 Full Year Guidance

2007 Financial Update

*We define EBITDA as Income (loss) from continuing operations less net interest income, plus income taxes, depreciation, and amortization of goodwill and other purchased intangibles.  We believe the presentation of this non-GAAP financial measure provides useful information to investors regarding our results of operations.  For a reconciliation of our non-GAAP financial measure, please refer to S1 Corporation’s May 8, 2007 press release which can be found on the Company’s website at www.s1.com.

**2007 full year guidance includes $9 million to $10 million of stock based compensation expense.

Financial Trends
millions

4Q05

1Q06

2Q06

3Q06

4Q06

1Q07

2Q07

3Q07

4Q07

$0

$10

$30

$50

Revenue

($0.28)

($0.01)

$0.03

$0.05

$0.20 – $0.23

($0.02)

($0.17)

EPS (1)

Fully diluted GAAP EPS from Continuing Operations.

$40

$43

$47

$52

$50

$48

$152 – $158

Estimated

(1)

Enterprise

Postilion

FSB SOLUTIONS

© 2007 S1 Corporation. All Rights Reserved

Two Reporting Segments

Enterprise

Postilion

Americas

   Online Banking

   ATM/Payments

International

   ATM/Payments

USA

Full service
banking

Americas

International

Insurance

Good margins
but flat
revenue

Areas for
potential
revenue
growth

Enterprise

Revenues:                 $25.8 million

EBITDA*:                    $2.48 million

Postilion

Revenues:                   $21.8 million

EBITDA*:                        $2.96 million

Q1 Segment Summary

*We define EBITDA as Income (loss) from continuing operations less net interest income, plus income taxes, depreciation, and amortization of goodwill and other purchased intangibles.  We believe the presentation of this non-GAAP financial measure provides useful information to investors regarding our results of operations.  For a reconciliation of our non-GAAP financial measure, please refer to S1 Corporation’s May 8, 2007 press release which can be found on the Company’s website at www.s1.com.

Three brands that deliver:

banking and payments solutions

world-wide

1Q07 results

significant earnings growth

moderate revenue growth

2007 Guidance

Revenues: $200 - $206 million

GAAP EPS: $0.25 - $0.28

Strong balance sheet (>$90M cash) – using cash to repurchase shares

Summary

www.postilion.com

www.fsb-solutions.com

www.s1enterprise.com

S 1   C O R P O R A T I O N

SONE

www.S1.com